SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 5, 2004

Date of Report (Date of earliest event reported)

WebMD Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED AUGUST 5, 2004
EX-99.2 FINANCIAL TABLES ACCOMPANYING EX-99.1
EX-99.3 UPDATED 2004 FINANCIAL GUIDANCE

     All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including those regarding WebMD’s guidance on future financial results and other projections or measures of future performance of WebMD; the amount and timing of the benefits expected from strategic initiatives and acquisitions or from deployment of new or updated technologies, products, services or applications; the prospects for new applications of porous plastics and other porous media; and other potential sources of additional revenue. These statements are based on WebMD’s current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of WebMD’s products and services; operational difficulties relating to combining acquired companies and businesses; WebMD’s ability to form and maintain mutually beneficial relationships with customers and strategic partners; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries, including matters relating to the manner and timing of implementation of the Health Insurance Portability and Accountability Act of 1996 (HIPAA) and the healthcare industry’s responses; and the ability of WebMD to attract and retain qualified personnel. Further information about these matters can be found in WebMD’s other Securities and Exchange Commission filings. WebMD expressly disclaims any intent or obligation to update these forward-looking statements.

* * * *

     Exhibit 99.1 furnished with this Current Report on Form 8-K includes both financial measures in accordance with accounting principles generally accepted in the United States of America, or GAAP, as well as non-GAAP financial measures. The non-GAAP financial measures include WebMD’s income before taxes, non-cash and other items and related per share amounts. Exhibit 99.2 to this Current Report on Form 8-K includes a reconciliation of the non-GAAP financial measures to the GAAP financial measures. Exhibit 99.3 to this Current Report includes a reconciliation of forward-looking non-GAAP information to forward-looking GAAP financial information, each of which is expected to be discussed on the Analyst and Investor Conference Call referred to in Exhibit 99.1. WebMD believes that the above non-GAAP measures, and changes in those measures, are meaningful indicators of WebMD’s performance and provide additional information that WebMD management finds useful in evaluating such performance and in planning for future periods. Accordingly, WebMD believes that such additional information may be useful to investors. The non-GAAP financial measures should be viewed as supplemental to, and not as an alternative for, the GAAP financial measures.

ITEM 5. OTHER EVENTS

     On August 5, 2004, WebMD Corporation issued a press release announcing its results for the quarter ended June 30, 2004. Attached hereto as Exhibit 99.2 and incorporated by reference herein are financial tables that accompanied the press release issued by WebMD announcing the results.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

     The following exhibits are filed or furnished herewith:

99.1	Press Release issued by WebMD Corporation, dated August 5, 2004, regarding WebMD’s results for the quarter ended June 30, 2004

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Updated 2004 Financial Guidance

ITEM 9. REGULATION FD DISCLOSURE

     Exhibit 99.3 to this Current Report includes forward-looking financial information expected to be discussed on the previously announced conference call with investors and analysts to be held by WebMD at 4:45 pm (Eastern time) today. The call can be accessed at www.webmd.com (in the About WebMD section). Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     In addition, during the conference call today, WebMD expects to state that WebMD management, at the direction of its Board of Directors, has begun a process of exploring alternatives, with respect to WebMD Health, its Portal Services segment, relating to a possible public offering of equity in that business. No decision has been made regarding the form that any such transaction would take. WebMD intends to review all possibilities and to structure any transaction to maximize the benefit to WebMD’s stockholders.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 5, 2004, WebMD Corporation issued a press release announcing its results for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 is being “furnished” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     The press release was accompanied by the financial tables incorporated by reference into Item 5, above.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION
Dated: August 5, 2004	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by WebMD Corporation, dated August 5, 2004, regarding WebMD’s results for the quarter ended June 30, 2004
99.2	Financial Tables accompanying Exhibit 99.1
99.3	Updated 2004 Financial Guidance

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